Investor Day Hyster-Yale Materials Handling 2023 November 16, 2023 Exhibit 99 Investor Day Logistics Christina Kmetko Investor Relations This presentation includes forward-looking statements subject to important risks and uncertainties. It may also contain financial measures that are not in conformance with accounting principles generally accepted in the United States of America (GAAP). The forward-looking statements included are within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Any and all statements regarding the Company’s expected future financial position, results of operations, cash flows, business strategy, budgets, projected costs, capital expenditures, products, competitive positions, growth opportunities, plans, goals and objectives of management for future operations, as well as statements that include words such as “anticipate,” “if,” “believe,” “plan,” “estimate,” “expect,” “intend,” “may,” “could,” “should,” “will,” and other similar expressions are forward-looking statements. Forward-looking Information noted in the following slides was effective as of November 16, 2023. Such statements are inherently uncertain, and readers must recognize that actual results may differ materially from the expectations of Hyster-Yale’s management. The Company does not undertake a duty to update such forward-looking statements. Among the factors that could cause plans, actions and results to differ materially from current expectations include, without limitation: (1) delays in delivery and other supply chain disruptions, or increases in costs as a result of inflation or otherwise, including materials, critical components and transportation costs and shortages, the imposition of tariffs, or the renewal of tariff exclusions, on raw materials or sourced products, and labor, or changes in or unavailability of quality suppliers or transporters, including the impacts of the foregoing risks on the Company's liquidity, (2) delays in manufacturing and delivery schedules, (3) customer acceptance of pricing, (4) the ability of Hyster-Yale and its dealers, suppliers and end-users to access credit in the current economic environment, or obtain financing at reasonable rates, or at all, as a result of interest rate volatility and current economic and market conditions, including inflation, (5) reduction in demand for lift trucks, attachments and related aftermarket parts and service on a global basis, including any reduction in demand as a result of an economic recession, (6) unfavorable effects of geopolitical and legislative developments on global operations, including without limitation the entry into new trade agreements and the imposition of tariffs and/or economic sanctions, including the Uyghur Forced Labor Prevention Act (the “UFLPA”) which could impact our imports from China, as well as armed conflicts, including the Russia/Ukraine conflict and/or the Israel and Gaza conflict, and their regional effects, (7) exchange rate fluctuations, interest rate volatility and monetary policies and other changes in the regulatory climate in the countries in which the Company operates and/or sells products, (8) the effectiveness of the cost reduction programs implemented globally, including the successful implementation of procurement and sourcing initiatives, (9) the successful commercialization of Nuvera's technology, (10) the political and economic uncertainties in the countries where the Company does business, as well as the effects of any withdrawals from such countries, (11) bankruptcy of or loss of major dealers, retail customers or suppliers, (12) customer acceptance of, changes in the costs of, or delays in the development of new products, (13) introduction of new products by, more favorable product pricing offered by or shorter lead times available through competitors, (14) product liability or other litigation, warranty claims or returns of products, (15) changes mandated by federal, state and other regulation, including tax, health, safety or environmental legislation, (16) the ability to attract, retain, and replace workforce and administrative employees, (17) disruptions resulting from natural disasters, public health crises, political crises or other catastrophic events, and (18) the ability to protect the Company’s information technology infrastructure against service interruptions, data corruption, cyber- based attacks or network breaches. Safe Harbor Statement and Disclosure 3 ir@hyster-yale.com Subject: Investor Day Question 4 E-mail for Questions Submitted by Webcast Audience

Welcome & Strategy Rajiv Prasad CEO and President Image Placeholder Use same image as slide 1; blend of all brands/solutions 6 One company with three businesses, each offering a full line of products and services Hyster-Yale Materials Handling (NYSE: HY) LIFT TRUCK Core Business 1 BOLZONI Attachment Business 2 Revenues $4,076 Operating Profit $180 Net Income $108 Americas 70.4% JAPIC** 5.3% EMEA 19.4% 0.1% Nuvera Bolzoni 4.8% NUVERA Fuel Cell Business 3 CONSOLIDATED FINANCIALS SALES BY SEGMENTLTM 9/30/23 **JAPIC: Japan, Asia Pacific, India, China *LTM: Last Twelve Months results as of 9/30/23 ($M) LTM* 9/30/23 7 Leadership Team Welcome & Strategy Rajiv Prasad CEO and President Lift Truck Business Tony Salgado COO Hyster-Yale Group Emerging Technologies David LeBlanc President, Global Technology Solutions Bolzoni Attachments Roberto Scotti President and CEO Nuvera Fuel Cells Lucien Robroek President and CEO Financial Scott Minder CFO and Treasurer Wrap-up Alfred Rankin, Jr. Executive Chairman Q&A Experienced executives leading a highly agile organization TECHNOLOGY-ENABLED MATERIAL HANDLING SOLUTIONS Solving our customers’ most difficult problems Focused business portfolio and capabilities for long-term growth Investment Thesis 8 ATTRACTIVE GLOBAL MARKETS Support solid long-term growth potential in our 3 businesses ACCELERATING FINANCIAL RESULTS Drive accretive capital allocation HYDROGEN FUEL CELL SOLUTIONS Diverse portfolio of energy efficient products

Unique Business Model

Efficient capital deployment targeting high returns



CAPITAL EFFICIENT INVESTMENTS:
- Modular, scalable product platforms
- Manufacturing footprint optimization
- "Center of Gravity" suppliers

Focus on investments in areas of expertise over investments that require high capital carrying costs



OPTIMIZE CAPITAL DEPLOYED:
- Independent dealer network
- Independent suppliers
- Financing arm (joint venture)

FINANCIAL TARGETS

>20%
ROTCE*

7%
operating profit margin

*ROTCE: Return on Total Capital Employed

HYSTER-YALE MATERIALS HANDLING

9

Vision

Transforming the way the world moves materials from Port to Home

HYSTER-YALE MATERIALS HANDLING



ATTACHMENTS



LIFT TRUCKS



FUEL CELLS

BOLZONI AURAMO MEYER | HYSTER | Yale | maximal | SUMITOMO NACCO FORKLIFT | NUVERA FUEL CELLS

Transformation focused on reducing impact of material movement on people, environment and the economy driven by the imagination and creativity of our team

HYSTER-YALE MATERIALS HANDLING

10

Mission

We make our customers two promises



OPTIMAL SOLUTIONS
- Understand customers' applications
- Provide optimal solutions
- Enhance customer productivity at lowest cost of ownership



CUSTOMER CARE
- Won't let customers down
- Engagement through lifecycle of solutions
- Increase value in ongoing solutions offerings

I-CARE Values: Integrity • Commitment • Accountability • Respect • Excellence

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Operating Structure

Optimized to deliver customer-centric solutions through our 3 businesses

CUSTOMERS
- Global
- Full product line
- Solving biggest pain points
- Optimal Solutions
- Customer Care

DISTRIBUTION
- Exclusive, independent dealers
- Direct sales to major accounts
- Focus on:
  - Share growth
  - Capturing full market potential

INTERNAL CAPABILITIES
- Modular, scalable platforms
- "Center of gravity" suppliers
- Optimized manufacturing footprint
- Customer-focused aftermarket infrastructure

Disciplined people, thoughts and actions

HYSTER-YALE MATERIALS HANDLING

12

Global Mega Trends Accelerate Growth

Long-term growth rates supported by market shifts and HY's unique capabilities

TECHNOLOGY SOLVING CHALLENGES

PRODUCTIVITY
Industry-specific approach to application challenges

EMPLOYEE SAFETY
Operator Assist and AGVs*

LABOR SHORTAGES
Automation



ELECTRIFICATION
Fuel cells and smart batteries

INFORMATION AS A SERVICE
Telemetry and data services

LOW-COST COMPETITION
Modular, scalable platforms

* Automated Guided Vehicles

HYSTER-YALE MATERIALS HANDLING
13

Well-Defined, Long-Term Strategies Across All Businesses

Focused on profitable growth, cash generation and accretive capital deployment

ENABLE STAKEHOLDERS' SUCCESS
- Customers
- Dealers
- Suppliers
- Employees
- Shareholders

GROW THE CORE
- Modular, scalable product line
- Solutions-based industry approach
- Generate cash

ENHANCE COMPETITIVE ADVANTAGE
- Attachments
- Technology solutions
- Automation
- Green energy

POSITION FOR FUTURE
- Accretive capital allocation
- Investing in strategic initiatives
- Commercializing fuel cell technology

Management incentives aligned with long-term value creation and shareholder success

HYSTER-YALE MATERIALS HANDLING
14

Our Economic Engine Drives Compounding Growth

Five core strategies to accelerate growth, each supported by strategic projects

Worldwide Distribution Strength to Drive **Market Share**

Geographic and Product Balance

Volume **Economies of Scale**

Provide lowest cost of ownership, while enhancing productivity for customers

Be the leader in independent distribution

LIFT TRUCK BUSINESS

Be the leader in the delivery of industry- and customer-focused solutions

Adaptable, agile, problem-solving business

NUVERA
Be a leader in fuel cells and their applications

BOLZONI
Be the leader in the attachments business

Parts and Service Volume

Large Lift Truck Population in Service

6	Corporate Strategic Projects
30	Lift Truck Strategic Projects
17	Bolzoni Strategic Projects
14	Nuvera Strategic Projects

HYSTER-YALE MATERIALS HANDLING
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Strategically Focused with Disciplined Execution

Connecting strategies to key projects within our businesses to achieve growth objectives

PROJECTS FOR

REVENUE GROWTH



- Modular, scalable products
- Industry approach

Market growth & Technology Innovation

PROFIT GROWTH



- Pricing
- Technology solutions

Commercial Discipline & New Products

CASH GENERATION



- "Center of gravity" suppliers
- Manufacturing footprint optimization

Capital Efficiency & Supplier Optimization

CAPITAL DEPLOYMENT


Yale

- Independent distribution
- Partner collaboration

Smart Investments

HYSTER-YALE MATERIALS HANDLING
16

17 Sustainable competitive advantage through disciplined, global cross-functional projects Our Superpower, Easy to Understand, Hard to Replicate THICKET OF ACTIVITIES Cross-company projects CULTURE Discipline, problem solving MOMENTUM Synergistically accelerating results SYSTEMATIC ACCOMPLISHMENTS Mission driven, relentless Evolutionary improvements enhance the core • Revolutionary shifts accelerate performance Paths Converge to Create Long-Term Success Core Products GDP+A consistent, pressure tested roadmap for growth Economic Engine Revolutionary Technology Service Evolutionary 18 19 Award-winning Attachment Business makes HY a leading player in the industry Bolzoni Attachments are Critical to Productivity Solutions Focused on serving lift truck OEMs* and other attachment customers using an industry approach and dealer collaboration *OEM: Original Equipment Manufacturer Nuvera Fuel Cells makes HY a leading player in zero-emission power products Hydrogen-Fueled Solutions are a Competitive Advantage 20 Focused on fuel cell engines and systems for heavy-duty market segments where batteries are a sub-optimal solution

BOLZONI NUVERA FUEL CELLSLIFT TRUCK 21 Central & Regional Structure • Modular, Scalable Platforms • Industry Approach & Solutions Technology to Address Customers’ Challenges • Leverage the HY Distribution Network 1 Company, 3 Synergistic Businesses Executing on growth strategies with a margin and cash emphasis Lift Truck Business Tony Salgado COO Hyster-Yale Group 23 100+ years of leading innovations and operational excellence Global Leader in Lift Truck Solutions CLASS 1 CLASS 2 CLASS 3 ELECTRIC CLASS 4 CLASS 5 INTERNAL COMBUSTION (ICE) Global Industry Coverage • Industry application focus • Classes 1 to 5, full capacity range • Integrated technologies and attachments Regional Operations • Focused design centers • Regional production and parts centers • 100,000+ trucks sold per year Local Sales & Service • ~900 dealer locations • ~3,400 sales professionals • 11,500 technicians • 990,000+ trucks in operation BIG TRUCKS: 8 to 52 TON Design Centers Production & Parts Americas Rest of World(4) 1,490 1,493 1,583 1,969 2,006 2,035 0 600 1,200 1,800 2,400 2018 2019 2020 2021 2022 LTM Q1 23 CAGR (2018 – 2022) = 8.5% 7% Global Lift Truck Shipments by Geography(1) Global Lift Truck Industry Growth linked to worldwide movement of all goods (units 000s) Global Market Size(1): Lift Truck Shipments (1) Source: WITS. LTM 3/31/23 Shipments Reports. WITS Industry Shipment Data reported two quarters in arrears. (2) Source: Company: LTM 12/31/22 Units Shipped (3) 8,000 Units sold direct by SN JV not included (4) China excluded from “Rest of World” Hyster-Yale 2022 Shipments(2) China Asia Pacific/Japan 13% EMEA FY 2022 19% 34% 34% Americas HY(3) 59% China5% Asia Pacific/ Japan EMEA 29% 24 100,820 units

Dollar Growth Potential On Top of GDP Plus Market

Evolving capabilities align with market growth elements



Estimated CAGR*
Percentage increase 2021 to 2027
22.1% (2)
Technology
Service
5.4% (1)
Lift Trucks (Core Products)
*CAGR – Compound Annual Growth Rate

Hyster-Yale Competitive Advantages
Capturing share with market growth

TECHNOLOGY (GDP++)
- Robotics
- Operator Assist
- Telematics
- Modular, Scalable
- Installation, Commissioning
- Electrification

SERVICE
- Independent Dealers
- Connected Lift Trucks
- Subscription Support
- Fleet & Consulting
- Customer Care (HYCare)

LIFT TRUCKS (GDP+)
- Breadth
- Scalability
- Modular Design
- Exclusive Features
- Integrated-Solutions

Source: Interact Analysis: Global Forklift Market Report, Interact Analysis: Mobile Robotics Report and Internal HYG data
(1) Calculated based on unit volume
(2) Calculated based on dollar revenue

HYSTER-YALE MATERIALS HANDLING 25

Key Opportunities for Market Share Growth

Leverage global capabilities to achieve share potential across markets

Lift Truck Market Penetration



Total Market Size
China(1) Market
Growth Opportunity
Americas
EMEA
JAPIC
Hyster-Yale
Others

REGIONAL GROWTH POTENTIAL
- Modular, scalable products fit for region
- Globally enhanced sales capabilities
- Strengthening *AsOne* distribution
- Focused leadership, talent and organization

Americas Warehouse vs. Industrials



Total Market Size
Growth Opportunity
Warehouse
Industrials
Hyster-Yale
Others

INDUSTRY GROWTH POTENTIAL
- New warehouse-focused Yale® branding
- Emerging technology solutions
- Evolving specialization and capabilities
- Enhanced industry focused coverage

(1) Majority of China market dominated by Chinese OEMs – not readily accessible to non-Chinese OEMs

Source: WITS shipments data LTM 12/31/22 and Company shipments LTM 12/31/22

HYSTER-YALE MATERIALS HANDLING 26

Expanding Solutions Address Global Industry Requirements

Enhancing competitive capabilities across product breadth, scalability and technology

BREADTH



Complete product range to serve nearly every application

MODULAR / SCALABLE PLATFORM



Simplifies operations; maximizes configurability; generates enhanced profits

ELECTRIFICATION



Rapidly adding electrification power options for all models

TECHNOLOGY



Practical innovations across platforms simplify adoption

HYSTER-YALE MATERIALS HANDLING 27

New Yale Branding Focused on Warehouse Growth

Leveraging competitive capabilities to penetrate warehouse industries

Positioned to Expand

- Warehouse application specialization
- Competitive product line-up
- Practical new technology solutions
- Sales and service enablement
- Expanding end-to-end solutions
- Significant wins, shifting to scale

Global warehouse units' market share expected to grow ~12 percentage points by 2028

Source: Interact Analysis, Global Forklift Market Forecast by Class, 2022-2028



Yale
LIFT TRUCK TECHNOLOGIES

HYSTER-YALE MATERIALS HANDLING 28

Independent DISTRIBUTION Model 29 Leveraging Independent Distribution to Win Delivering exceptional customer experience while increasing capital efficiency • Capable dual-brand distributors • Entrepreneurial customer focus • Investment in retail excellence • Commercial leadership and enablement • Solution-focused capital investments • High return on total capital employed • Differentiated AsOne value to customer • OEM and dealer aligned business models • Optimizes long-term strategy and agilitySYNERGY DEALER HYSTER-YALE Scaling of Demonstrated Strategies to Drive Growth 30 Expanding participation and growing share via specialized service and targeted solutions WAREHOUSE ACADEMY Produces industry and application experts Expertise CUSTOMER CARE (HYCare) Provides seamless and positive customer experience Specialized Service TELEMETRY & FLEET Drives operational visibility and helps reduce costs OPERATOR ASSIST SYSTEMS Helps increase awareness and reduce incidents AUTOMATION / ROBOTICS Alleviates labor issues and increases productivity Emerging Technologies 31 Diversified across regions and product classes Accelerating Financial Performance 3.0 3.1 2.7 2.9 3.4 3.9 2018 2019 2020 2021 2022 2023 Lift Truck Revenues • Strong recovery and growth trend • Improved price-to-cost ratio • Improving cash flow Unit Revenue by Class 23% Class 1 Electric 11% Class 2 Electric 7% Class 3 Electric 8% Class 4 ICE Class 5 ICE 51% Operating Profit Margin 2.3% 2.7% 3.2% (3.0%) (0.3%) 5.2% (4%) (2%) 0% 2% 4% 6% 8% 2018 2019 2020 2021 2022 2023 LTM Target 7% Source: Company LTM 2023 Unit Revenues LTM ($B) 32 Smart investments deliver synergistic long-term benefits for stakeholders Deploying Cash into Growth Investments TOP INVESTMENT CATEGORIES REVENUE GENERATION MARGIN ENHANCEMENT LOWER BREAK- EVEN POINT WORKING CAPITAL OPTIMIZATION Modular, Scalable Product Platform Technology Solutions Innovation Design Capabilities in Emerging Markets Supply Chain & Operations Optimization Expanding Production (China, India and Brazil) Advanced Information Systems Sales and Service Capabilities Shared Services Primary investment objective Secondary investment objective

33 Careful investment consideration, solid long-term results Realizing Return on Investments Exceeding original investment objectives: • Global lift truck OEM acquired in 2018 • Capabilities: regional design and production expertise; domestic and export sales • Expanding product value scalability • Increasing global product export • Strengthens global margin positions • Catalyst for JAPIC structure optimization • Benefits JAPIC regional fulfillment Hyster-Yale Maximal 34 Addressing learnings and deploying business resiliency strategies Sustaining Robust Financial Performance Enhanced global S&OP* process Modular, scalable design Accelerated global standardization Increased automation Cost and pricing agility *S&OP: Sales & Operations Planning Lift Truck Business is the Core Platform for Delivering Value 35 Vehicle for high-margin solutions and service growth • Experienced, global market leader • Mature lift truck industry provides core platform for growth • GDP+ market growth with HY share upside potential • Strategically positioned for profit expansion across business Key Takeaways Emerging Technologies David LeBlanc President, Global Technology Solutions

Emerging Technologies

Evolutionary improvements enhance the core • Revolutionary shifts accelerate performance


Solving Customers' Problems with Technology Driven Innovation
Telemetry • Operator Assist • Robotics
Attachments • Heavy-Vehicle Electrification
Warehouse Engineered Solutions
Revolutionary
Technology
Evolutionary
Service
Economic Engine
A consistent, pressure tested roadmap for growth
Core Products GDP+

HYSTER-YALE MATERIALS HANDLING
37

Solving our Customers' Most Pressing Problems

Engineered solutions driving breakthrough results



DATA ANALYTICS
Telemetry data helps improve operator safety, TCO* and productivity
75,000+
Active units
Projected Growth 7%+ per year**



SMART MACHINES
Operator assist systems help reduce incidents and damage; lowers TCO
6,000+
HY units in field
Projected Growth 20%+ (7-year CAGR)**



FULL AUTOMATION
Robotic lift trucks lower labor costs, product damage and TCO
500+
HY units in field
Projected Growth 25%+ (7-year CAGR)**


HYSTER

ZERO EMISSIONS (ZE)
Lithium-ion & Hydrogen Fuel Cells open path to decarbonization
< 100 units
ZE Heavy-Vehicle units in field
Projected Growth 50%+ (7-year CAGR)**

Digitization • Automation • Decarbonization

*TCO: Total Cost of Ownership
**Source: Internal company estimate.

HYSTER-YALE MATERIALS HANDLING
38

Mobilizing a Complete Capability Set for Driving Technology Adoption

Leveraging breadth and depth of core business infrastructure



Driving Industry Change

TECHNOLOGY
- Smart connected machines
- Automation
- Decarbonization

APPLICATION KNOWLEDGE
- Distribution centers
- Ports and terminals
- General Industry

SERVICE AND SUPPORT
- Technology adoption
- Data analytics
- Low cost of ownership

GLOBAL REACH
- Americas
- EMEA
- JAPIC

HYSTER-YALE MATERIALS HANDLING
39

Emerging Technology Execution

Mobilizing technology to drive value and accelerate adoption

CEOs' Top 10 Strategic Business Priority Areas for 2022-2023

Summary Top Three Mentions, Coded Responses

		Change from 2021
Growth	51%	▼ 8%
Tech-Related	34%	▼ 5%
Workforce	31% UP FROM 5TH (1)	▲ 32%
Corporate	29%	▼ 5%
Financial	20%	▼ 27%
Products/Service	15%	▲ 43%
Customer	15%	▲ 26%
Sustainability	9% UP FROM 13TH (1)	▲ 292%
Cost	9%	▼ 24%
Sales	6%	▲ 77%

Solutions for Customers Most Pressing Problems
- Internet of Things → Digital transformation
- Automation → Labor shortages / labor costs
- Decarbonization → Heavy-Vehicle zero emissions

Easy-to-use / Deploy Solutions Portfolio
- Disciplined, use-case focus
- Early adopter collaborations to harden solutions
- Hypercare deployment teams to scale learning curves

Maximize Core Business Leverage
- Mobilize HY and dealer teams
- Accelerate adoption
- Achieve superior return on investment

Source: 2022 Gartner: https://www.gartner.com/en/articles/ceos-turn-a-sharp-eye-to-workforce-issues-and-sustainability-in-2022-23
(1) Compared to 2020 position

HYSTER-YALE MATERIALS HANDLING
40

Operator Assist Systems

Increasing operator awareness, decreasing incidents and maximizing productivity

CUSTOMER VALUE
- Improved safety
- Reduced collisions
- Reduced product damage
- Lower cost of ownership

COMPLETE PROJECT MANAGEMENT
- Technology installation and calibration
- Low voltage subcontractor management
- Truck configuration and commissioning

PROOF CASE: E-Commerce Retailer



Collision AVOIDANCE | 6,000 TRUCKS | 26 SITES

HYSTER-YALE MATERIALS HANDLING

41

Robotic Lift Trucks

Full Automation Solutions to reduce labor costs and reduce Total Cost of Ownership

OPERATIONAL PROFILE

BEFORE	AFTER
30 manual trucks	40 robotic trucks
60 lift truck operators	8 lift truck operators

PROOF CASE: Consumer Goods Company



450 Robotic REACH TRUCKS | 10 SITES

HYSTER-YALE MATERIALS HANDLING

42

Hydrogen Fuel Cells

Heavy-Vehicle decarbonization solutions

PORT AND DISTRIBUTION CENTER ZERO-EMISSION VEHICLE SOLUTIONS
- Battery electric and hydrogen fuel cell hybrid solutions
- Mobile port equipment global market ~11,250 units/year (excluding China)
- 65%* global 10-year zero-emission adoption rate

OTHER ADOPTERS
- Big Box, e-commerce retailers
- Other large port and logistics companies

PROOF CASE: Port & Container Terminal


HYSTER
72

- Major ports generally have ~ 500 to 1,000 units of mobile diesel equipment in their fleets
- Replacement cycle 8 to10 years

*Source: Internal company estimate.

HYSTER-YALE MATERIALS HANDLING

43

Growth Opportunities

Industry-leading innovation driving revenue and share growth

Operator Assist Systems*


2023
2026
2029

- 25%+ near-term market adoption
- Catalyst to 3+ points overall share gain
- Clear industry leader

Robotics Annual Revenues*


2023
2026
2029

- 15% long-term market adoption
- 3X value of a manual truck
- Ease of use, major market disruptor

Heavy-Vehicle Decarbonization Revenues*


2023
2026
2029

- CARB** regulations catalyze conversion
- 1.5 to 3X value of a diesel truck
- Unique battery and fuel cell experience

*Internal company estimate
**CARB: California Air Resource Board

HYSTER-YALE MATERIALS HANDLING

44

Attachments Roberto Scotti President and CEO, Bolzoni Need a good Bolzoni photo on a Hyster truck 46 NETWORK • 7 manufacturing plants • 7 commercial branches • 25 independent dealers and associated companies • 3,000 products • 1,200 employees Carton & Appliance Clamp Sulligent, Alabama Bale Clamp Serra, Brazil AGV Three-Lateral Head Piacenza, Italy Multi Pallet Handler Salzgitter, Germany Paper Clamp Järvenpää, Finland Forks Hebei, China Innovative, high-quality products sold across geographies, major OEMs and industries Bolzoni is a Global Leader in Lift Truck Attachments SILVER LINE Clamps Wuxi, China Manufacturing locations Operating Profit Margin 2.7% 1.4% 0.4% (0.5%) 1.7% 3.9% (2%) 0% 2% 4% 6% 8% 2018 2019 2020 2021 2022 2023 LTM Net Sales by Product Line Diversified across regions and product classes Accelerating Financial Performance 47 Net Sales • Strong recovery and growth post-2020 • Growth moderated by lower legacy transmission and axle sales to Lift Truck business Target 7%349 345 284 348 356 380 2018 2019 2020 2021 2022 2023 53% Attachments 2% Lift Tables 8% Forks 37% Legacy Components LTM Source: Company YTD* 9/30/23 Unit Revenues *YTD: Last Nine Months results as of 9/30/23 ($M) Bolzoni Attachment Market Penetration* Leveraging high-quality products and deep industry experience Significant Global Growth Opportunities 48 EMEA Americas JAPIC To ta l M ar ke t S iz e Bolzoni Others Areas of Focus EXPANDING MARKET SHARE • Americas and JAPIC markets • Products well aligned with market segment needs INDUSTRY FOCUS • One company, 3 brands serving multiple industries • Well-respected brands in many industries PRODUCT DEVELOPMENT, NEW TECHNOLOGIES • Economic trends and customer challenges driving need for technology enhancements Growth Opportunity *Internal company estimates GROWTH

Expanding Market Share

Locally manufactured products tailored to customers' needs



AMERICAS

- Leveraging HY market presence
- On-shoring reduces lead times
- Broadening OEM relationships
- Expanding cylinder business to other OEMs
- Developing multiple-level dealer engagement



JAPIC

- On-shoring reduces lead times
- Low-cost manufacturing of a complete range of products
- Key relationships with JAPIC OEMs and their dealer channels expand opportunities
- Broadening direct sales network

Significant Regional Growth

Products Tailored to Customer Needs

PREMIUM LINE

- Advanced designs, high-performance
- Made-to-order, solves customer challenges
- Enhanced technical features, 3-year warranty

SILVER LINE

- Robust products, 3-year warranty
- Solid fit for new markets (rental and used)
- On-hand products immediately available
- Average price ~25% below Premium Line

HYSTER-YALE MATERIALS HANDLING | BOLZONI AURAMO MEYER 49

Driving Growth, Industry by Industry

Leveraging high-quality, respected brands and products in growth industries

ONE COMPANY BOLZONI THREE BRANDS

BEVERAGE



Meyer
Innovative double-pallet handler
- Industry-standard
- Productivity multiplier

HOME APPLIANCES



Bolzoni
High-tech carton clamp helps reduce product damage

PULP & PAPER



Auramo
Paper roll clamps well-respected industry brand

AUTOMOTIVE & 3PL*



Preferred supplier
of high-performance rotating tire clamp in growth industries

*3PL: Third-Party Logistics

HYSTER-YALE MATERIALS HANDLING | BOLZONI AURAMO MEYER 50

Product Development Focus Feeds Growth

Solving customers' challenges through product and technological development


Customer input: new handling-application needs
Research & Development solving challenges
New products / technology developed
Sales growth


easy-TOUCH


easy-FORCE-C

Future Development

- AGVs growing in specific industries
- Collaborating with AGV manufacturers for integrated attachments





HYSTER-YALE MATERIALS HANDLING | BOLZONI AURAMO MEYER 51

Clear Path to Achieving Profitability Goals

Substantial opportunities to reach consistent profitability at target margin

Addressable Market Growth

Increase Americas and JAPIC market participation and share

Product Margin Expansion

Increase in higher-margin, technologically-advanced products expected

Improved Efficiencies Create Synergies

One company, 3 brands allows for an agile, unified market approach

Strong OEM Relationships Diversify Revenue

Sell to HY and other leading OEMs

OEM Top Customers


FY 2022*
10% Other OEM
31% OEM 1
23% OEM 2
22% OEM 3
14% OEM 4

*Excludes cylinder sales to HY

HYSTER-YALE MATERIALS HANDLING | BOLZONI AURAMO MEYER 52

Bolzoni, a Strategic Multiplier for HY


Disciplined execution and operational efficiencies
Working capital and cash improvements focus
Developing future talent to sustain business fundamentals
Completes HY solution
Growth and margin expansion support HY goals
Enhance HY market penetration opportunities in EMEA
Sell to Everyone; deepen and diversify relationships
ENHANCES HY VALUE CREATION

Key Takeaways

- Expanding market presence outside Europe
- Investing in customer-driven product innovation
- Accelerating financial results with ongoing margin expansion opportunities

HYSTER-YALE MATERIALS HANDLING | BOLZONI AURAMO MEYER
53

Nuvera Fuel Cells

Lucien Robroek
President and CEO



HYSTER-YALE MATERIALS HANDLING

Hydrogen and Fuel Cells are Crucial for Electrification

Heavy-Duty (HD) electrification is not feasible with batteries alone

- Zero-emission powertrain requirements increasing globally
- Fuel Cells are best for HD applications
- HD mobility sub-optimal with batteries only
- Fuel Cells enable on-board electric charging
- Fuel Cells are smaller and weigh less than batteries alone (@ same HD cycle)


Competitiveness of Hydrogen in mobile equipment
Nuvera's end market applications
++
versus fully battery powered
--
versus combustion engines
++

HYSTER-YALE MATERIALS HANDLING | NUVERA FUEL CELLS
55

Hydrogen demand growth has outpaced current availability

Availability increasing but remains an industry bottleneck

- Hydrogen / fuel cells being aggressively supported by governments
- Hydrogen infrastructure development accelerating globally
- Cost and operational challenges decreasing with growing availability


Announced hydrogen supply projects through January 2023
($B)
117
48
46
34
21
19
18
17
Europe
Latin America
North America
Oceania
Middle East
Africa
China
Rest of Asia
2022 FY
2023 January only

Source: Hydrogen Council, McKinsey & Company, May 2023

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Building on Leadership in Emerging Hydrogen Economy

Nuvera Fuel Cells is a global player with 200+ employees in Europe/Americas/Asia

EXPERTISE

25+ years experience in hydrogen, fuel cells and applications

INNOVATION

State-of-the-art development, testing and manufacturing

ADVANTAGES

Nuvera Fuel Cell products unique in power density and efficiency



Nuvera Fuel Cell Stack Evolution
Higher Efficiency at Each Power Density
OS2-3X (2022) 1.25 mm/cell; 36 mΩ-cm²
OS2-2X (2020) 1.25 mm/cell; 40 mΩ-cm²
OS1 (2013) 2.05 mm/cell; 50 mΩ-cm²
Andromeda (2009) 2.50 mm/cell; 70 mΩ-cm²
XDS (2007) 3.70 mm/cell; 90 mΩ-cm²
Phase 1 (2000) 6.00 mm/cell; 120 mΩ-cm²
Cell Gross Efficiency
75%
70%
65%
60%
55%
50%
45%
0 1 2 3 4 5 6 7
Cell Power Density [kW/L]

Better results on fuel efficiency and output on every power level

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Market is Immense, Adoption Rate has Slowed

Nuvera Fuel Cells focused on scalable products capable of broad market applicability

- Market growth behind expectations mostly due to infrastructure gaps
- Nuvera targeting early adopting customers and regions worldwide
- Nuvera products' modularity enables use in new end-markets:
  - Marine
  - Power Generation
  - Rail



End-markets (estimated for 2030)
Nuvera Products
Key end-markets
Material handling
Market size $0.3b
Commercial transport
Market size $20b
Other heavy-duty vehicles
Market size $0.3b
Marine
Market size $0.4b
Stationary power
Market size $6b
Rail
Market size $0.3b
Automotive
Market size $59b
Total consolidated addressable market:
~$28b
<3 wheel
Aviation
Space
Potential upside

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Nuvera Fuel Cells is focusing on Growth Opportunities in Target Markets

Increasing number of applications of Nuvera's fuel cell engines worldwide

ON-ROAD
- Refrigerated Delivery Truck
- Semi-truck
- 10.5m / 9m Bus
- Prototype Car

OFF-ROAD
- Wheel Loader
- Mining Truck
- Shunt Locomotive
- Forklift Trucks

PORT EQUIPMENT
- Terminal Tractor
- Reachstackers
- Top Loader
- Port Cranes

MARINE
- Water Taxi
- Marine Power Pack
- Modular Power Pack
- Auxiliary Power

STATIONARY & PORTABLE
- Stationary Power
- Power Generator
- Mobile Power Station
- Power Pack
- EV Rapid Charger

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Nuvera Fuel Cell Engines: Engagements In Progress

Nuvera in the field

Operational

ON-ROAD



Light Duty Trucks
E-45
UK / Italy



Refrigerated Truck
E-60 / China



Refrigerated Trailer
E-45 / Canada



10.5m Bus / 9m Bus
E-45, E-60 / China / India



Semi-Truck
E-60 / China



Protype Car
E-60 / UK

OFF-ROAD



Wheel Loader
E-60 / China



Mining Truck
E-60 / China



Crane
E-60 / US

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Nuvera Fuel Cell Engines: Engagements In Progress

Nuvera in the field

Operational

PORT VEHICLES & EQUIPMENT



Top Loader
E-45 twin
US



Reachstackers
E-45 twin
Germany / Spain



Terminal Tractors
E-60
US / EU



Shunt Locomotive
E-60 twin
Italy



Work Truck
E60
China

MARINE



Water Taxi
E-45
Italy



Marine Power Pack
E-60 twin
Netherlands



Modular Power Pack
EN-125
Norway

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Nuvera Fuel Cell Engines: Engagements In Progress

Nuvera in the field

Operational

STATIONARY & PORTABLE POWER GENERATION



Stationary Power
E-60
China





Mobile Power Stations
E-45, E-60
Czech Republic /
Switzerland



Power Generator
360 - 470 kW / Italy



Power Pack
E-60 twin
Netherlands



**Mobile Genset /
EV Rapid Charger**
E-60 / US

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Filling Order Pipeline in Target Markets with Volume Potential

Nuvera Fuel Cells actively participating in all phases of customer adoption

CUSTOMER COMMERCIALIZATION	3-6 mos.	2-3 mos.	6 mos.	3-9 mos.	6 mos.
	EXPLORATION	PROPOSAL	BUILD	TEST	SCALE
	Decision to use Fuel Cells	Decision to use Nuvera	Fuel Cell Integration	Test Demo Unit	Purchase at First Series Volume
Americas	15	4	3	1	--
EMEA	20	19	4	2	1
JAPIC	30	10	3	2	1
TOTAL ACTIVE Customers	65	34	10	5	2

2020 – 2 active customer engagements
2023 - 100 active customer engagements

Ongoing product demonstrations in over 20 applications

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Nuvera Fuel Cells Product Platforms

Comprehensive approach to hydrogen fuel cell mobility market

Making Fuel Cell Technology Work for Customers

L0 Stacks	L1 Subsystems	L2 E-Series Engines	L3 Hybrid Vehicles
			

- L0 or L1 for OEMs that understand stack deployment
- Broadly applicable: modular and scalable

E-45 and E-60
- Easily integrated fuel cell module

EN-125
- 2025 planned market introduction

- Integration services with engineering partners
- Optimization of fuel cell operation in vehicle

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Nuvera Fuel Cells Product Platforms

Adding more services on 'Level 2.5' to speed up adoption

Making Fuel Cell Technology Work for Customers

L0 Stacks	L1 Subsystems	L2 E-Series Engines	L3 Hybrid Vehicles








Level 2.5

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Significant Upside Opportunities for Growth

Customers in additional markets generating demand for Nuvera® Fuel Cells

RAIL



MARINE



CRANES



POWER GENERATORS



- Beginning to serve additional markets that move Nuvera products in a modular way
- Current E-45 / E-60 Fuel Cell engines laying foundation for larger EN-125 in these markets

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Nuvera Fuel Cells is a Strategic Multiplier for HY

Step Change in emission-free powertrain solutions

Key Takeaways

- Clean power source for 20+ applications today
- HY Lift Trucks successfully electrified 4 HD models with Nuvera® Fuel Cells
- Expanding fuel cell engine portfolio & services
- Increasing number of addressable markets
- With Nuvera Fuel Cells, HY is a leader in emission-free powertrain solutions


POWERED BY
NUVERA

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Financial Summary

Scott Minder
CFO and Treasurer



HYSTER-YALE MATERIALS HANDLING

Progress on revenue growth and margins, improving cash flow Focused on Financial Performance RECENT HIGHLIGHTS • Quarterly revenue > $1 billion (Q2 / Q3) • 4 consecutive profitable quarters • 41% incremental operating profit margin (Q3’23 YTD) • Generating operating cash since Q2’22 ACTIONS TAKEN • Pricing to offset inflation • Reduced break-even point through business efficiencies • Improved unit margins via strategic actions and investments • Actively managed costs Note: 2021/2022 results negatively impacted by global supply chain disruptions 69 0 750 1,500 2,250 3,000 3,750 4,500 2018 2019 2020 2021 2022 2023 LTM +28% Revenue 0% 5% 10% 15% 20% 2018 2019 2020 2021 2022 2023 LTM +210 bp Operating Profit Operating Cash Flow (200) (100) 0 100 200 +362% (300) (200) (100) 0 100 200 Improving trend; area of focus 2018 2019 2020 2021 2022 2023 LTM 2018 2019 2020 2021 2022 2023 LTM $M $M Gross Profit Margins $M REVENUE GROWTH GDP ++ • Global market expansion • Solution and asset- based selling • Technology as a service • Fuel cell adoption for electrification OPERATING PROFIT MARGINS 7% Sales • Modular and scalable vehicles • Pricing agility • Technology solutions • Fixed cost optimization WORKING CAPITAL 15% Sales • Supply chain and operations optimization • Advanced information systems • Inventory efficiency focus ROTCE >20% • Increased and consistent operating profits • Accretive capital allocation • Efficient capital base 70 All businesses contributing meaningfully to meet long-term targets Strategy Execution Accelerating Progress + + = Significant Opportunities Remain 71 Revenue Working Capital % Sales(1) Operating Profit Margins ROTCE(1) Achieve long-term targets, sustain performance, intensify cash flow focus ACHIEVE TARGETS • Modular, scalable products • Industry-specific solutions • Pricing agility and cost management • Optimized production and supply • Advanced technologies and services SUSTAIN PERFORMANCE • End markets grow with global consumption • Leadership in high-value product automation and fuel cells • Optimized cost structure absorbs business cyclicality • Efficient supply chain minimizes inventory transit • Investment discipline over efficient asset base 0 2,000 4,000 6,000 2018 2019 2020 2021 2022 2023 LTM Future GDP++ $M 0% 5% 10% 15% 20% 25% 2018 2019 2020 2021 2022 2023 LTM Future 15% Target (6%) (4%) (2%) 0% 2% 4% 6% 8% 7% Target 2018 2019 2020 2021 2022 2023 Future LTM (30%) (20%) (10%) 0% 10% 20% 30% Sustain at 20%+ 2018 2019 2020 2021 2022 2023 Future LTM Note: 2021/2022 results negatively impacted by global supply chain disruptions (1) Working Capital Percentage of Sales and ROTCE are non-GAAP measures and should not be considered in isolation or as a substitute for GAAP measures. See non-GAAP explanations and the related reconciliations to GAAP measures in the Appendix starting on page 80. Generating consistent cash flows and making disciplined investments Accretive Capital Allocation Framework Efficient Fixed Cost Utilization Effective Working Capital Management Capital Productivity Reduce Leverage Fuel Growth and Efficiency Acquire Capabilities Routine Debt Service Maintenance CapEx ~ equal to depreciation Research and Development product line evolution Reliable Dividends reflect business confidence Strong Operating Cash Flow Excess Free Cash Flow Consistent use of Cash Focus on balance sheet strength and flexibility ROTCE Goal: >20% 72 Additional Shareholder Return

Our Path to Long-Term Value Creation

Consistently strong core financial performance enhanced by fuel cell growth business

Profitable growth ➡ Free cash flow generation

2023 LTM
- Revenue: $4.1B
- Operating Profit & Margin: $180M / 4.4%
- Cash from Operations: $111M

Revenue Growth: GDP++

Operating Profit: 7% Sales

Working Capital: 15% Sales

Future
- Revenue: >$5B
- Operating Profit & Margin: >$350M / 7%
- Cash from Operations: >$300M
- ROTCE: >20%

\+

Valuation Multiplier
- A leader in the emerging hydrogen economy
- On path to volumes that support break-even results
- Significant partnership opportunities

Nuvera Fuel Cells

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Wrap Up

Al Rankin
Executive Chairman



HYSTER-YALE MATERIALS HANDLING

Strategically Focused with Disciplined Execution

Connecting strategies to key projects within our businesses to achieve growth objectives

PROJECTS FOR

REVENUE GROWTH



- Modular, scalable products
- Industry approach

Market growth & Technology Innovation

PROFIT GROWTH



- Pricing
- Technology solutions

Commercial Discipline & New Products

CASH GENERATION



- "Center of gravity" suppliers
- Manufacturing footprint optimization

Capital Efficiency & Supplier Optimization

CAPITAL DEPLOYMENT


Yale

- Independent distribution
- Partner collaboration

Smart Investments

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Key Takeaways

Focused business portfolio and capabilities for long-term growth

ATTRACTIVE GLOBAL MARKETS
Support solid long-term growth potential in our 3 businesses

TECHNOLOGY-ENABLED MATERIAL HANDLING SOLUTIONS
Solving our customers' most difficult problems

HYDROGEN FUEL CELL SOLUTIONS
Diverse portfolio of energy efficient products

ACCELERATING FINANCIAL RESULTS
Drive accretive capital allocation

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Innovative, Disciplined, Long-term focused Company HY - A Solid Long-Term Investment Option 77 • Established industry provides consistent growth potential • High barriers to entry • Profit generation from new products / technology and market penetration • Strong operating cash generation potential • Venture / technology industry provides significant growth opportunities • Next generation technology / patents in fuel cell • Building for the future • Focused on increasing revenues near term Combining innovation and discipline to create strong outcomes INCREASING SHAREHOLDER VALUE FUEL CELL BUSINESS LIFT TRUCK & ATTACHMENT BUSINESS ir@hyster-yale.com Subject: Investor Day Question 78 Q&A Session E-mail for Questions Submitted by Webcast Audience Appendix Non-GAAP Disclosure 80 Working capital percentage of sales and return on total capital employed are not measurements under U.S. GAAP, should not be considered in isolation or as a substitute for GAAP measures, and are not necessarily comparable with similarly titled measures of other companies. Hyster- Yale defines each as the following:  Working capital percentage of sales is defined as net working capital as a percentage of revenue. Net working capital is defined as accounts receivable plus inventories less accounts payable.  Return on total capital employed (“ROTCE”) is defined as net income (loss), as reported, before interest expense, after tax, divided by average capital employed. Average capital employed is defined as average stockholders’ equity plus average debt less average cash. For reconciliations from GAAP measurements to non-GAAP measurements, see the following pages.

Working Capital Percentage of Sales

($M)	2018	2019	2020	2021	2022	LTM 9/30/2023
Accounts receivable	465.5	468.3	412.1	457.4	523.6	512.0
Inventory	533.6	559.9	509.4	781.0	799.5	815.4
Accounts payable	(436.8)	(417.1)	(428.1)	(541.4)	(607.4)	(549.6)
Net working capital[1]	562.3	611.1	493.4	697.0	715.7	777.8
Revenue	3,179.1	3,291.8	2,812.1	3,075.7	3,548.3	4,076.3
Net working capital as % of revenue	18%	19%	18%	23%	20%	19%

[1] Net working capital is equal to accounts receivable plus inventories less accounts payable.

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Non-GAAP Reconciliation ROTCE

Reconciliation of Return on Total Capital Employed / Return on Capital Employed (ROTCE)

($M)	2018[1]	2019[1]	2020[1]	2021[1]	2022[1]	LTM 9/30/2023[2]
Average stockholders' equity	561.7	527.8	554.5	525.5	241.9	233.8
Average debt	289.0	324.0	310.3	373.4	535.2	542.4
Average cash	(161.2)	(63.4)	(83.4)	(93.8)	(66.8)	(64.8)
Average capital employed	**689.5**	**788.4**	**781.4**	**805.1**	**710.3**	**711.4**
Net income (loss)	34.7	35.8	37.1	(173.0)	(74.1)	110.8
Plus: Interest expense, net	13.6	18.0	12.3	14.9	27.3	34.4
Less: Income taxes on interest expense, net[3]	(3.5)	(4.7)	(3.2)	(3.9)	(6.8)	(8.6)
Actual return on capital employed = actual net income (loss) before interest expense, net, after tax	**44.8**	**49.1**	**46.2**	**(162.0)**	**(53.6)**	**136.6**
Actual return on capital employed percentage[4]	6.5%	6.2%	5.9%	(20.1%)	(7.5%)	19.2%

[1] Average stockholders' equity, debt and cash are calculated using the quarter ends and year ends of each respective year.
[2] LTM 9/30/23 average stockholders' equity, debt and cash are calculated using the quarters ending 9/30/22, 12/31/22, 3/31/23, 6/30/23 and 9/30/23.
[3] Tax rate used is the Company's target U.S. marginal tax rate. Rates used were 26% for 2018, 2019, 2020 and 2021 and 25% for 2022 and LTM 9/30/23.
[4] Return on capital employed is provided solely as a supplemental disclosure with respect to income generation because management believes it provides useful information with respect to earnings in a form that is comparable to the Company's cost of capital employed, which includes both equity and debt securities, net of cash.

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Biography

Rajiv K. Prasad

President and Chief Executive Officer



Rajiv K. Prasad became President and Chief Executive Officer of Hyster-Yale Materials Handling, Inc. in May 2023. As CEO, he leads the Company's operating and strategy activities. Previously, in February 2021, Mr. Prasad became President of Hyster-Yale Materials Handling. As President, Mr. Prasad has executive oversight responsibilities for the Company's subsidiaries which includes the attachment business, Bolzoni, S.p.A., the fuel cell business, Nuvera Fuel Cells, LLC and Hyster-Yale Group, the forklift truck business. He also holds the position of President and CEO of Hyster-Yale Group where Mr. Prasad is charged with providing the strategic vision, global leadership and guide executions that keep Hyster-Yale Group moving forward to achieve its business and financial goals.

Mr. Prasad's prior position at Hyster-Yale Group was Chief Product and Operations Officer where he guided all aspects of product development, manufacturing, quality, supply chain and IT. Mr. Prasad joined NMHG in 2007 where he led developments that included introduction of the new Global/Product Platforms. In 1986, Mr. Prasad began his career in product development with Ford Motor Company. In 1999, he joined Lear Corporation, taking on positions with greater responsibility, before moving to International Truck and Engine Corporation where he served as Vice President of Global Product Development. He holds a Bachelor's Degree in Electrical/Electronic Engineering and a Master's Degree in Advanced Vehicle Concepts from Loughborough University, in Leicestershire, UK.

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Biography

Anthony J. Salgado

Chief Operating Officer



Mr. Salgado has held the role of Chief Operating Officer of Hyster-Yale Group since July 2019 and is responsible for the global lift truck business performance across the Americas, EMEA, Asia-Pacific, India, China, and Japan. Mr. Salgado has over 20 years of experience in the materials handling industry, and previously held the role of Senior Vice President, Japan, Asia-Pacific, India and China for Hyster-Yale Group from January 2016 to July 2019. Prior to joining Hyster-Yale Group, Mr. Salgado held the role of Vice President and Corporate Officer of UniCarriers Corporation (formerly Nissan Forklift), and President of the Americas Division. During his 15 years with UniCarriers/Nissan, his experience also included leadership roles in quality, manufacturing, and aftermarket operations, including the role of Vice President, manufacturing operations. During this time, Mr. Salgado was also a member of the Industrial Truck Association Board of Directors and Executive Committee. Additionally, Mr. Salgado previously held positions with GE Appliances and GE Capital in Six Sigma and Quality leadership roles, as well as serving 6 years as a Lieutenant in the United States Navy. Mr. Salgado holds a Bachelor of Science degree in Aerospace Engineering from the United States Naval Academy.

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Biography

David M. LeBlanc

President, Global Technology Solutions Division



In February 2022, Mr. LeBlanc was appointed to the role of President for the newly established Global Technology Solutions Division. In this position, Mr. LeBlanc is responsible for overseeing the company's technology-driven, product and project-based business units of Telemetry, Operator Assist Systems, Automated Lift Truck Solutions, Alternative Motive Power Solutions, and Heavy-Vehicle Electrification Solutions.

Mr. LeBlanc joined Hyster-Yale in 2018 as VP Strategy, Planning, & Business Development where he oversaw the company's Corporate F,P,&A, Strategic Planning, and M&A activities. Prior to joining Hyster-Yale, Mr. LeBlanc held a number of leadership roles in industrial companies, most recently with Valmont Industries where he served as Group President of its International Engineered Support Structures division, after an expansive career at Lincoln Electric where he held the Regional President roles of Latin America, EMEA, and Asia Pacific. He earned a bachelor's degree in Mechanical Engineering from Rensselaer Polytechnic Institute and an MBA from Harvard University.

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Biography

Roberto Scotti

President and Chief Executive Officer, Bolzoni



Roberto Scotti obtained his high school diploma in mechanical engineering in 1970. From 1970 to 1973 he attended the faculty of Mechanical Engineering at the University of Milan. From 1973 to 1979 Mr. Scotti was Sales Manager for Bolzoni. In 1980 he left Bolzoni and founded Teko S.r.l., a company manufacturing lifting tables and hand pallet trucks (later merged into Bolzoni) of which he was C.E.O. until 1987. After this merger, Mr. Scotti became C.E.O. of Bolzoni and since then he has held the position of C.E.O. of Bolzoni and many other companies of the Bolzoni Group. He has been the promoter of the great expansion of the group worldwide and the acquisition of the important group brands. After the acquisition by the Hyster-Yale Group in 2016, he was appointed President and Chief Executive Officer of Bolzoni S.p.A.

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Biography

Lucien M. J. Robroek

President and Chief Executive Officer, Nuvera Fuel Cells



In May 2021, Mr. Robroek became President and Chief Executive Officer. Prior to that, Mr. Robroek held the position of Chief Executive Officer when he joined Nuvera Fuel Cells in November 2018. His involvement with Nuvera started in 2015 when he worked as Vice President Big Trucks for Hyster-Yale Group, Nuvera's parent company. In addition to his 12 years with Hyster-Yale, Mr. Robroek has held various leadership roles within other international companies. He brings broad experience to his role as CEO, from product development and manufacturing through marketing and sales of high-end industrial products and services. Mr. Robroek holds MSc and PhD degrees in Aerospace Engineering from Delft University of Technology, and has completed industrial marketing programs.

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Biography

Scott A. Minder

Senior Vice President, Chief Financial Officer and Treasurer



Mr. Minder is Senior Vice President, Chief Financial Officer and Treasurer of Hyster-Yale Materials Handling. Mr. Minder oversees public financial reporting, accounting, tax compliance and strategies, treasury activities and investor relations at Hyster-Yale. Most recently, Mr. Minder served as Vice President – Treasurer and Investor Relations of ATI Inc. since June 2018, having previously served as Vice President, Investor Relations since joining ATI in June 2017. Previously, he worked for PPG Industries from 2009 to 2017 in various financial roles, including Director, Investor Relations, Global Business Controller – Industrial Coatings and Packaging Coatings and CFO-Automotive OEM Coatings. Prior to joining PPG Industries, Mr. Minder was CFO for the Automotive Division and Director, Global Quality at Penske Logistics. Mr. Minder also had a distinguished 11-year career with General Motors that spanned several positions of increasing responsibility within the finance function, including roles in manufacturing, marketing, process risk management, culminating in investor relations. He has a B.S. in Management from Kettering University and a Master of Business Administration from Duke University.

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Alfred M. Rankin, Jr. Executive Chairman of the Board of Hyster-Yale Materials Handling Biography 89 Mr. Rankin became Executive Chairman of the Board of Hyster-Yale Materials Handling, Inc. in May 2023. Prior to that, since September 2012 when Hyster-Yale was spun-off as an independent company by NACCO Industries, Inc., Mr. Rankin was Chief Executive Officer of Hyster-Yale. Prior to that, he joined NACCO as President and Chief Operating Officer in April 1989 and became Chief Executive Officer in May 1991. He is currently Non-Executive Chairman of the Board of NACCO Industries, Inc. and of Hamilton Beach Brands Holding Company. Prior to joining NACCO, he was Vice Chairman, Chief Operating Officer, and a Director of Eaton Corporation, a position he had held since April 1986. Prior to his fifteen years at Eaton, Mr. Rankin worked for McKinsey and Company, a management consulting firm. Mr. Rankin received a Bachelor of Arts degree, magna cum laude, in Economics and a Juris Doctor degree from Yale University. Mr. Rankin is a director of Hyster-Yale Materials Handling, Inc., NACCO Industries, Inc., and Hamilton Beach Brands Holding Company. He is a trustee of the Musical Arts Association, a former trustee and former Chairman of the Board of Directors of University Hospitals of Cleveland, and former trustee and Chair Emeritus of the Cleveland Museum of Art. He is a former lead director of The Vanguard Group and Goodrich Corporation. He is a former director of the Standard Products Company and Reliance Electric Company, and a former director and Chairman of the Board of the Fourth District Federal Reserve Bank. He is trustee emeritus of Case Western Reserve University, former Chairperson of The Cleveland Foundation, and former trustee and President of the Board of Trustees of Hathaway Brown School. He is also a former trustee of Oberlin College, the Holden Arboretum, and the World Resources Institute. Ms. Kmetko is the President and Owner of Evergreen Consulting & Associates, L.L.C., formed in January 2010. Through Evergreen, Ms. Kmetko is responsible for the Investor Relations functions at Hyster-Yale Materials Handling, Inc. and NACCO Industries, Inc. (Hyster-Yale’s previous parent company). Prior to forming Evergreen Consulting, Ms. Kmetko spent more than six years with NACCO Industries, Inc. as the Manager of Finance responsible for all aspects of investor relations activities. Prior to joining NACCO, Ms. Kmetko was Director of Accounting and External Reporting for Agilysys, Inc. (f.k.a., Pioneer Standard Electronics, Inc.)., a distributor of enterprise computer technology products and solutions, where she held increasing positions of responsibility from August 2000 until August 2003. From December 1991 to July 2000, Ms. Kmetko held various positions of increasing responsibility in the Cleveland, Ohio audit practice of Arthur Andersen LLP. Ms. Kmetko received a Bachelor of Science degree in Accounting, with highest honors, from The University of Akron in 1991 and earned a Certificate in Investor Relations from The University of California at Irvine in June 2007. Ms. Kmetko is a Certified Public Accountant, credentialed in the State of Ohio since 1994. Ms. Kmetko is also an Investor Relations Charter professional, a credential she earned in April 2016. Ms. Kmetko is a member of the National Investor Relations Institute (NIRI), the NIRI Senior Roundtable, the Manufacturers’ Alliance and Productivity Initiative (MAPI) –Investor Relations Council, the Ohio Society of Certified Public Accountants and the American Institute of Certified Public Accountants. She is also a member of the Board of Directors and the Audit Committee Chair of the Cuyahoga Valley Scenic Railroad located in Cleveland, Ohio. Christina Kmetko, CPA, IRC Investor Relations Biography 90